Exhibit 99.2 second quarter 2021 earnings presentation may 6, 2021 nasdaq: ocslExhibit 99.2 second quarter 2021 earnings presentation may 6, 2021 nasdaq: ocsl

Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2020 and our quarterly report on Form 10-Q for the quarter ended March 31, 2021. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; general considerations associated with the COVID-19 pandemic; the ability to realize the anticipated benefits of the merger of Oaktree Strategic Income Corporation (“OCSI”) with and into us (the “Merger”); and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward- looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Calculation of Assets Under Management References to total assets under management or AUM represent assets managed by Oaktree and a proportionate amount of the AUM reported by DoubleLine Capital LP ( DoubleLine Capital ), in which Oaktree owns a 20% minority interest. Oaktree's methodology for calculating AUM includes (i) the net asset value (“NAV”) of assets managed directly by Oaktree, (ii) the leverage on which management fees are charged, (iii) undrawn capital that Oaktree is entitled to call from investors in Oaktree funds pursuant to their capital commitments, (iv) for collateralized loan obligation vehicles ( CLOs ), the aggregate par value of collateral assets and principal cash, (v) for publicly-traded business development companies, gross assets (including assets acquired with leverage), net of cash, and (vi) Oaktree's pro rata portion (20%) of the AUM reported by DoubleLine Capital. This calculation of AUM is not based on the definitions of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts managed and is not calculated pursuant to regulatory definitions. 1Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2020 and our quarterly report on Form 10-Q for the quarter ended March 31, 2021. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; general considerations associated with the COVID-19 pandemic; the ability to realize the anticipated benefits of the merger of Oaktree Strategic Income Corporation (“OCSI”) with and into us (the “Merger”); and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward- looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Calculation of Assets Under Management References to total assets under management or AUM represent assets managed by Oaktree and a proportionate amount of the AUM reported by DoubleLine Capital LP ( DoubleLine Capital ), in which Oaktree owns a 20% minority interest. Oaktree's methodology for calculating AUM includes (i) the net asset value (“NAV”) of assets managed directly by Oaktree, (ii) the leverage on which management fees are charged, (iii) undrawn capital that Oaktree is entitled to call from investors in Oaktree funds pursuant to their capital commitments, (iv) for collateralized loan obligation vehicles ( CLOs ), the aggregate par value of collateral assets and principal cash, (v) for publicly-traded business development companies, gross assets (including assets acquired with leverage), net of cash, and (vi) Oaktree's pro rata portion (20%) of the AUM reported by DoubleLine Capital. This calculation of AUM is not based on the definitions of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts managed and is not calculated pursuant to regulatory definitions. 1

OAKTREE
OCSL | Specialty Lending Corporation

Highlights for the Quarter Ended March 31, 2021

NET ASSET VALUE PER SHARE	• $7.09, up 4% from $6.85 as of December 31, 2020 and up 7% from $6.61 as of December 31, 2019 (prior to the onset of the pandemic) • Quarterly increase primarily due to realized and unrealized gains on certain debt and equity investments
ADJUSTED NET INVESTMENT INCOME[1]	• $0.14 per share as compared with $0.14 per share for the quarter ended December 31, 2020 and $0.10 per share for the quarter ended December 31, 2019 • GAAP net investment income was $0.12 per share, up as compared with $0.07 per share for the quarter ended December 31, 2020 and up as compared with $0.06 per share for the quarter ended December 31, 2019
DIVIDEND	• Declared a cash distribution of $0.13 per share, an increase of 8% from the prior quarter and 37% from one year ago • **Fourth consecutive quarter with a distribution increase** • Distribution will be payable on June 30, 2021 to stockholders of record as of June 15, 2021
INVESTMENT ACTIVITY[2]	• $318 million of new investment commitments; 8.2% weighted average yield on new debt investments • $302 million of new investment fundings and received $229 million of proceeds from prepayments, exits, other paydowns and sales, which had a weighted average yield of 6.8% • First lien investments represented 80% of new investment commitments
INVESTMENT PORTFOLIO	• $2.3 billion at fair value diversified across 137 portfolio companies • 8.3% weighted average yield on debt investments • **No investments on non-accrual status as of March 31, 2021**
CAPITAL STRUCTURE & LIQUIDITY	• 0.87x total debt to equity ratio; 0.84x net debt to equity ratio • $40 million of cash and $325 million of undrawn capacity on credit facilities; $192 million of unfunded commitments eligible to be drawn[3] • On May 4, 2021, amended syndicated revolving credit facility; increased size to $950 million and extended maturity by two years to 2026
MERGER WITH OCSI	• Completed the Merger with OCSI on March 19, 2021 • Added $504 million of investments at fair value

[1] *See page 20 for a description of this non-GAAP measure.*
[2] *Excludes assets acquired in the Merger.*
[3] *Excludes approximately $50 million of unfunded commitments that were ineligible to be immediately drawn due to certain milestones that must be met by portfolio companies.*

2

OAKTREE
OCSL | Specialty Lending Corporation

Portfolio Summary as of March 31, 2021

PORTFOLIO CHARACTERISTICS

(At fair value)

$2.3bn TOTAL INVESTMENTS	**137** PORTFOLIO COMPANIES
8.3% WEIGHTED AVERAGE YIELD ON DEBT INVESTMENTS	**$103mm** MEDIAN DEBT PORTFOLIO COMPANY EBITDA[1]
86% SENIOR SECURED DEBT INVESTMENTS	**0** NON-ACCRUALS

PORTFOLIO COMPOSITION

As % of total portfolio at fair value ($ in millions)


68%
18%
1%
4%
8%
First Lien – $1,591
Second Lien – $422
Unsecured – $26
Equity – $103
Joint Ventures – $185

TOP TEN SUB-INDUSTRIES[2, 3]

(As % of total portfolio at fair value)


Application Software 12.4%
Data Processing & Outsourced Services 7.1
Pharmaceuticals 5.2
Biotechnology 4.8
Specialized Finance 4.5
Industrial Machinery 3.9
Health Care Services 3.5
Personal Products 3.0
Movies & Entertainment 3.0
Aerospace & Defense 2.6

Note: Numbers may not sum due to rounding.
1 Excludes negative EBITDA borrowers, investments in aviation subsidiaries, investments in structured products and recurring revenue software investments.
2 Based on GICS sub-industry classification.
3 Excludes multi-sector holdings, which is primarily composed of investments in Senior Loan Fund JV I LLC ("Kemper JV") and OCSI Glick JV (the "Glick JV"), joint ventures that invest primarily in senior secured loans of middle market companies.

3

OCSL’s Portfolio Diversity Provides Downside Protection 1 diversity by investment size portfolio by industry (As % of total portfolio at fair value) (As % of total portfolio at fair value) Industry % of Portfolio Joint Ventures Software 12.7% 8% Top 10 Investments IT Services 9.5 20% Pharmaceuticals 5.2 Health Care Providers & Services 5.0 Biotechnology 4.8 Chemicals 3.9 Machinery 3.9 Real Estate Management & Development 3.4 Next 15 Diversified Financial Services 3.3 Investments 21% Oil, Gas & Consumable Fuels 3.1 Remaining 110 Investments Personal Products 3.0 51% Entertainment 3.0 Remaining 29 Industries 31.1 Joint Ventures 8.0 OCSL’s portfolio is diverse across borrowers and industries As of March 31, 2021 Note: Numbers may not sum due to rounding. 1 Based on GICS industry classification. 4OCSL’s Portfolio Diversity Provides Downside Protection 1 diversity by investment size portfolio by industry (As % of total portfolio at fair value) (As % of total portfolio at fair value) Industry % of Portfolio Joint Ventures Software 12.7% 8% Top 10 Investments IT Services 9.5 20% Pharmaceuticals 5.2 Health Care Providers & Services 5.0 Biotechnology 4.8 Chemicals 3.9 Machinery 3.9 Real Estate Management & Development 3.4 Next 15 Diversified Financial Services 3.3 Investments 21% Oil, Gas & Consumable Fuels 3.1 Remaining 110 Investments Personal Products 3.0 51% Entertainment 3.0 Remaining 29 Industries 31.1 Joint Ventures 8.0 OCSL’s portfolio is diverse across borrowers and industries As of March 31, 2021 Note: Numbers may not sum due to rounding. 1 Based on GICS industry classification. 4

OAKTREE
OCSL | Specialty Lending Corporation

Investment Activity

NEW INVESTMENT HIGHLIGHTS

$318mm NEW INVESTMENT COMMITMENTS	**$302 million** NEW INVESTMENT FUNDINGS[1]
8.2% WEIGHTED AVERAGE YIELD ON NEW DEBT COMMITMENTS	**100%** ALSO HELD BY OTHER OAKTREE FUNDS
$297mm NEW INVESTMENT COMMITMENTS IN NEW PORTFOLIO COMPANIES	**$21mm** NEW INVESTMENT COMMITMENTS IN EXISTING PORTFOLIO COMPANIES

HISTORICAL FUNDED ORIGINATIONS AND EXITS

($ in millions)



350
$300
250
200
150
100
50
0
$252
$154
$199
$128
$146
$184
$242
$161
$302
$229
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
New Funded Investments[1]
Investment Exits[2]

NEW INVESTMENT COMPOSITION

As % of new investment commitments ($ in millions)



1.6%
5%
14%
80%
First Lien – $253
Second Lien – $44
Subordinated Debt – $5
Preferred Equity – $15
Equity – $0.5

Note: Numbers rounded to the nearest million or percentage point and may not sum as a result.
[1] New funded investments includes drawdowns on existing revolver commitments.
[2] Investment exits includes proceeds from prepayments, exits, other paydowns and sales.

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OAKTREE
OCSL | Specialty Lending Corporation

Investment Activity (continued)

NEW INVESTMENT COMMITMENT DETAIL

($ in millions)

			Security Type			Market			
Quarter	**Investment Commitments**	**Number of Deals**	**First Lien**	**Second Lien**	**Unsecured & Other**	**Private Placement**	**Primary (Public)**	**Secondary (Public)**	**Avg. Secondary Purchase Price**
2Q2020	**$273**	**39**	**$210**	**$21**	**$42**	**$141**	**$58**	**$75**	**83%**
3Q2020	**261**	**18**	**177**	**8**	**76**	**154**	**71**	**35**	**74**
4Q2020	**148**	**10**	**123**	**25**	**0.5**	**90**	**57**	**2**	**96**
1Q2021	**286**	**21**	**196**	**90**	**--**	**181**	**84**	**22**	**93**
January	41	2	41	--	--	41	--	--	--
February	102	10	73	11	18	64	28	10	93
March	174	8	139	33	2	139	35	--	--
Total 2Q2021	**$318**	**20**	**$253**	**$44**	**$21**	**$245**	**$63**	**$10**	**93%**

Note: Numbers may not sum due to rounding. Excludes any positions originated, purchased and sold within the same quarter.

6

OAKTREE
OCSL | Specialty Lending Corporation

Non-Core Investment Portfolio Detail

NON-CORE INVESTMENT PORTFOLIO CHARACTERISTICS

DEBT INVESTMENTS

- $86 million at fair value in four companies
- Exited one non-core position at par during the quarter ended March 31, 2021, received $0.7 million of proceeds above previous fair value mark

EQUITY INVESTMENTS[1]

- $70 million at fair value in 20 companies and limited partnership interests in one third-party managed fund
- Exited one limited partnership investment during the quarter ended March 31, 2021, received $0.7 million of proceeds above previous fair value mark

AVIATION

- $8 million at fair value in one aircraft

NON-ACCRUALS

- No non-accruals as of March 31, 2021
- Exited remaining non-core, non-accrual investment during the quarter ended March 31, 2021 above previous fair value mark

NON-CORE PORTFOLIO COMPOSITION

At fair value ($ in millions)


$180
160
140
120
100
80
60
40
20
0
$164
$8
$70
$86
3/31/2021
Aviation
Equity
Debt Investments

NON-CORE PORTFOLIO PROGRESSION[2]

At fair value ($ in millions)


$1,200
1,000
800
600
400
200
0
63% of portfolio
$893
$324
$205
$128
$125
7% of portfolio
$164
$132
Non-Core Portfolio:
82% reduction since September 30, 2017
$32 million of non-core investments acquired from OCSI
9/30/17
9/30/18
9/30/19
9/30/20
12/31/20
3/31/21

Note: Numbers may not sum due to rounding.
[1] Excludes OCSL's equity investment in First Star Speir Aviation Limited.
[2] Excludes investments in the Kemper JV and Glick JV.

7

OAKTREE
OCSL | Specialty Lending Corporation

Financial Highlights

	As of				
($ and number of shares in thousands, except per share amounts)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
GAAP Net Investment Income per Share	$0.12	$0.07	$0.17	$0.12	$0.16
Adjusted Net Investment Income per Share[1]	*$0.14*	*$0.14*	*$0.17*	*$0.12*	*$0.12*
Net Realized and Unrealized Gains (Losses), Net of Taxes per Share	$0.48	$0.39	$0.33	$0.73	$(1.33)
Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes per Share[1]	*$0.25*	*$0.39*	*$0.33*	*$0.73*	*$(1.33)*
Earnings (Loss) per Share	$0.60	$0.46	$0.50	$0.85	$(1.17)
Adjusted Earnings (Loss) per Share[1]	*$0.37*	*$0.46*	*$0.50*	*$0.85*	*$(1.17)*
Distributions per Share	$0.120	$0.110	$0.105	$0.095	$0.095
NAV per Share	$7.09	$6.85	$6.49	$6.09	$5.34
Weighted Average Shares Outstanding	146,652	140,961	140,961	140,961	140,961
Shares Outstanding, End of Period	180,361	140,961	140,961	140,961	140,961
Investment Portfolio (at Fair Value)	$2,327,353	$1,712,324	$1,573,851	$1,561,153	$1,392,187
Cash and Cash Equivalents	$39,872	$24,234	$39,096	$50,728	$89,509
Total Assets	$2,433,413	$1,793,903	$1,640,712	$1,647,567	$1,501,627
Total Debt Outstanding[2]	$1,109,897	$694,827	$709,315	$761,002	$698,686
Net Assets	$1,278,823	$964,917	$914,879	$859,063	$752,224
Total Debt to Equity Ratio	0.87x	0.73x	0.78x	0.89x	0.94x
Net Debt to Equity Ratio	0.84x	0.70x	0.74x	0.83x	0.82x
Weighted Average Interest Rate on Debt Outstanding	2.6%	2.7%	2.7%	2.7%	3.1%

[1] *See page 20 for a description of the non-GAAP measures.*
[2] *Net of unamortized financing costs.*

8

OAKTREE
OCSL | Specialty Lending Corporation

Portfolio Highlights

($ in thousands, at fair value)	As of 3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Investments at Fair Value	$2,327,353	$1,712,324	$1,573,851	$1,561,153	$1,392,187
Number of Portfolio Companies	137	115	113	119	128
Average Portfolio Company Debt Investment Size	$17,600	$16,200	$15,800	$14,600	$11,900
Asset Class:					
First Lien	68.3%	60.3%	62.3%	61.3%	62.3%
Second Lien	18.2	25.4	21.7	19.6	19.7
Unsecured Debt	1.1	3.1	4.2	7.2	5.8
Equity	4.4	3.8	4.1	4.7	5.5
Limited Partnership Interests	0.0	0.1	0.2	0.2	0.2
Joint Venture Interests	8.0	7.3	7.5	7.0	6.6
Interest Rate Type for Debt Investments:					
% Floating-Rate	91.8%	88.8%	88.3%	86.2%	90.6%
% Fixed-Rate	8.2	11.2	11.7	13.8	9.4
Yields:					
Weighted Average Yield on Debt Investments[1]	8.3%	8.5%	8.3%	8.1%	8.0%
Cash Component of Weighted Average Yield on Debt Investments	7.1	7.1	7.0	6.9	6.9
Weighted Average Yield on Total Portfolio Investments[2]	7.8	8.0	7.8	7.6	7.5

Note: Numbers may not sum due to rounding.

[1] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on debt investments in the Kemper JV and Glick JV.*

[2] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on debt investments in the Kemper JV and Glick JV.*

9

OAKTREE
OCSL | Specialty Lending Corporation

Investment Activity

	As of				
($ in thousands)	**3/31/2021**	**12/31/2020**	**9/30/2020**	**6/30/2020**	**3/31/2020**
New Investment Commitments	$317,700	$286,300	$148,500	$260,500	$272,900
New Funded Investment Activity[1]	$301,800	$241,500	$146,300	$198,500	$251,700
Proceeds from Prepayments, Exits, Other Paydowns and Sales	$228,900	$160,700	$184,200	$127,800	$154,500
Net New Investments[2]	$72,900	$80,800	$(37,900)	$70,700	$97,200
New Investment Commitments in New Portfolio Companies	18	14	8	10	32
New Investment Commitments in Existing Portfolio Companies	2	7	3	8	8
Portfolio Company Exits	12	12	12	19	10
Weighted Average Yield at Cost on New Debt Investment Commitments	8.2%	8.7%	10.6%	10.5%	7.9%

1 *New funded investment activity includes drawdowns on existing revolver commitments. Includes $103 million of unsettled purchases as of December 31, 2020.*
2 *Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.*

10

OAKTREE
OCSL | Specialty Lending Corporation

Net Asset Value Per Share Bridge


ADJUSTED NII
$0.14
ADJUSTED NET REALIZED AND UNREALIZED GAINS (LOSSES)
$0.25
$8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
$6.85
$0.12
($0.00)
$0.02
$0.47
$0.01
($0.23)
($0.02)
($0.12)
$7.09
12/31/20 NAV
GAAP Net Investment Income
Interest Income Accretion Related to Merger Accounting Adjustments
Part II Incentive Fee
Net Unrealized Appreciation / (Depreciation) 1
Net Realized Gain / (Loss) 1
Net Realized & Unrealized Gain (Loss) Related to Merger Accounting Adjustments
Part II Incentive Fee
Distributions
3/31/21 NAV

Note: Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. Numbers may not sum due to rounding. See page 20 for a description of the non-GAAP measures.

[1] *Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter.*

11

OAKTREE
OCSL | Specialty Lending Corporation

Capital Structure Overview

0.85x to 1.00x
TARGET LEVERAGE RATIO

Investment Grade Rated
BY MOODY'S AND FITCH

27%
UNSECURED BORROWINGS

Extended and Upsized
SYNDICATED CREDIT FACILITY ON MAY 4, 2021

FUNDING SOURCES

($ in millions)

	Committed	Principal Outstanding	Interest Rate	Maturity
Syndicated Credit Facility[1]	$800	$575	LIBOR + 2.00%[2]	2/25/2024
2025 Notes	300	300	3.500%	2/25/2025
Facilities from OCSI: Citibank Facility	180	124	LIBOR + 1.70% / 2.25%[3]	7/18/2023
Facilities from OCSI: Deutsche Bank Facility[4]	160	116	LIBOR + 2.65%	3/30/2022
Cash and Cash Equivalents	--	(40)	--	--
Total	**$1,440**	**$1,075**		
Weighted Average Interest Rate		**2.6%**		
Net Debt to Equity Ratio		**0.84x**		

MATURITIES

($ in millions)


$1,000
500
0
$44
$116
$56
$124
$225
$575
$300
2020
2021
2022
2023
2024
2025
2026
Credit Facility Drawn
Undrawn Credit Facility
Unsecured Debt

Diverse and flexible sources of debt capital

As of March 31, 2021

Note: Numbers may not sum due to rounding.

[1] *On May 4, 2021, the Company amended the syndicated credit facility to, among other things, increase the total size to $950 million, extend the maturity to May 2026 and remove the pricing grid.*

[2] *Interest rate spread can increase up to 2.75% depending on the senior coverage ratio and Obligor's Net Worth. On May 4, 2021, the pricing grid was removed as part of an amendment.*

[3] *Interest rate spread depends on asset type.*

[4] *On May 4, 2021, the Company repaid all amounts outstanding under the Deutsche Bank Facility, following which the facility was terminated.*

12

OAKTREE
OCSL | Specialty Lending Corporation

Funding and Liquidity Metrics

LEVERAGE UTILIZATION

($ in millions)


$1,600
1,400
1,200
1,000
800
600
400
200
0
$1,000
$233
$767
$1,000
$285
$715
$1,100
$400
$700
$1,440
$325
$1,115
6/30/2020
9/30/2020
12/31/2020
3/31/2021
Total Debt Outstanding
Undrawn Capacity

	6/30/2020	9/30/2020	12/31/2020	3/31/2021
Cash	$51	$39	$24	$40
Net Assets	$859	$915	$965	$1,279
Net Leverage	0.83x	0.74x	0.70x	0.84x
Total Leverage	0.89x	0.78x	0.73x	0.87x

LIQUIDITY ROLLFORWARD

($ in millions)

	6/30/2020	9/30/2020	12/31/2020	3/31/2021
Credit Facility Committed	$700	$700	$800	$1,140
Credit Facility Drawn	(467)	(415)	(400)	(815)
Cash and Cash Equivalents	51	39	24	40
Total Liquidity	**284**	**324**	**424**	**365**
Total Unfunded Commitments[1]	(155)	(158)	(198)	(242)
Unavailable Unfunded Commitments[2]	79	64	48	50
Adjusted Liquidity	**$208**	**$230**	**$274**	**$173**

Ample liquidity to support funding needs[3]

[1] *Excludes unfunded commitments to the Kemper JV and Glick JV.*
[2] *Includes unfunded commitments ineligible to be drawn due to certain limitations in credit agreements.*
[3] *As of March 31, 2021, we have analyzed cash and cash equivalents, availability under our credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate.*

13

OAKTREE
OCSL | Specialty Lending Corporation

Strategic Joint Ventures are Accretive to Earnings

OCSL'S JOINT VENTURES ARE INCOME-ENHANCING VEHICLES THAT PRIMARILY INVEST IN SENIOR SECURED LOANS OF MIDDLE MARKET COMPANIES AND OTHER CORPORATE DEBT SECURITIES

Key Attributes of Joint Ventures:

- Equity ownership: 87.5% OCSL and 12.5% joint venture partner
- Shared voting control: 50% OCSL and 50% joint venture partner

KEMPER JV CHARACTERISTICS

At fair value

$130mm	5.6%	$3.5mm
OCSL'S INVESTMENTS IN THE KEMPER JV	% OF OCSL'S PORTFOLIO	NET INVESTMENT INCOME[1]

GLICK JV CHARACTERISTICS

At fair value

$55mm	2.3%	$1.3mm
OCSL'S INVESTMENTS IN THE GLICK JV	% OF OCSL'S PORTFOLIO	NET INVESTMENT INCOME[2]

COMBINED PORTFOLIO SUMMARY

INVESTMENT PORTFOLIO	FIRST LIEN	PORTFOLIO COMPANY COUNT	WTD. AVG. DEBT PORTFOLIO YIELD	LEVERAGE RATIO
$454mm	94%	64	5.9%	1.3x

As of March 31, 2021

[1] *Represents OCSL's 87.5% share of the Kemper JV's net investment income (excluding subordinated note interest expense) earned during the quarter ended March 31, 2021.*

[2] *Represents 87.5% of the Glick JV's net investment income (excluding subordinated note interest expense) earned during the quarter ended March 31, 2021 (including amounts accrued prior to the closing of the Merger).*

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OCSL | Specialty Lending Corporation

Compelling Performance Under Oaktree Management

NAV AND CUMULATIVE DISTRIBUTIONS PAID PER SHARE


($ in millions)
$9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
$5.81
$5.87
$5.95
$6.09
$6.19
$6.55
$6.60
$6.60
$6.61
$5.34
$6.09
$6.49
$6.85
$7.09
$0.09
$0.18
$0.28
$0.37
$0.47
$0.56
$0.66
$0.75
$0.85
$0.94
$1.05
$1.16
$1.28
NAV Per Share
Cumulative Distributions Paid Per Share 1

OCSL has generated an 11.9% annualized return on equity[2] under Oaktree management

[1] *Cumulative distributions declared and paid from December 31, 2017 through March 31, 2021.*
[2] *Annualized return on equity calculated as the change in net asset value plus distributions paid from December 31, 2017 through March 31, 2021.*

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OCSL | Specialty Lending Corporation

Opportunities to Increase Return on Equity

1 ROTATE INTO HIGHER-YIELDING INVESTMENTS

- $163 million at fair value of senior secured loans priced at or below LIBOR + 4.50%[1]
  - Acquired $102 million of these investments following closing of merger with OCSI
- Exited $49 million of lower yielding senior secured loans during the quarter ended March 31, 2021
- $318 million of new investment commitments had a weighted average yield of 8.2% during the quarter ended March 31, 2021

2 OPERATE WITHIN TARGET LEVERAGE RANGE

- Current target leverage range: 0.85x to 1.00x debt to equity
- 0.87x total debt to equity; 0.84x net debt to equity
- $325 million of undrawn capacity under credit facilities[2]
- Would need to utilize approximately $110 million of additional borrowings to reach the midpoint of target leverage range (0.925x)

3 OPTIMIZATION OF JOINT VENTURES

- Opportunity to increase underlying portfolio yields by rotating into higher spread in investments
  - $76 million of investments priced at or below L+375 in the Kemper and Glick JVs
- Utilize additional borrowings to operate within target leverage range
  - Target leverage range: 1.25x to 1.75x debt to equity
  - 1.3x and 1.2x total debt to equity at Kemper JV and Glick JV, respectively

4 REALIZATION OF MERGER SYNERGIES

- Merger with OCSI closed on March 19, 2021
- Operational synergies resulting from the elimination of duplicative expenses expected to result in near-term G&A savings
- Streamlined capital structure anticipated to result in interest expense savings
- Base management fee waiver totaling $6 million for two years ($0.75 million per quarter)

We believe OCSL is well-positioned to provide further improvements to return on equity

As of March 31, 2021

[1] *For senior secured loans that have a cost basis above 92.5%.*

[2] *Subject to borrowing base and other limitations.*

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AppendixAppendix

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OCSL | Specialty Lending Corporation

Quarterly Statement of Operations

($ in thousands)	For the three months ended				
	3/31/2021	**12/31/2020**	**9/30/2020**	**6/30/2020**	**3/31/2020**
INVESTMENT INCOME					
Interest income	$35,655	$31,633	$37,153	$30,112	$29,898
PIK interest income	3,801	3,089	2,573	2,183	1,946
Fee income	2,278	3,352	3,571	1,827	2,050
Dividend income	209	130	302	281	277
GAAP total investment income	**41,943**	**38,204**	**43,599**	**34,403**	**34,171**
Less: Interest income accretion related to merger accounting adjustments	(665)	--	--	--	--
Adjusted total investment income	***41,278***	***38,204***	***43,599***	***34,403***	***34,171***
EXPENSES					
Base management fee	7,074	6,541	6,005	5,988	5,295
Part I incentive fees	4,444	4,149	5,206	3,556	3,444
Part II incentive fees	3,609	9,540	--	--	(6,608)
Interest expense	6,568	6,095	6,133	6,406	7,215
Other operating expenses[1]	2,242	1,861	1,710	1,683	1,984
Total expenses	**23,937**	**28,186**	**19,054**	**17,633**	**11,330**
Fees waived (reversal of fees waived)	(108)	--	--	--	--
Net expenses	**23,829**	**28,186**	**19,054**	**17,633**	**11,330**
GAAP net investment income	**18,114**	**10,018**	**24,545**	**16,770**	**22,841**
Less: Interest income accretion related to merger accounting adjustments	(665)	--	--	--	--
Add: Part II incentive fee	3,609	9,540	--	--	(6,608)
Adjusted net investment income	***$21,058***	***$19,558***	***$24,545***	***$16,770***	***$16,233***

Note: See page 20 for a description of the non-GAAP measures.

[1] *Includes professional fees, directors fees, administrator expenses and general and administrative expenses.*

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OCSL | Specialty Lending Corporation

Quarterly Statement of Operations (continued)

($ in thousands, except per share amounts)	For the three months ended 3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
NET REALIZED AND UNREALIZED GAINS (LOSSES)					
Net unrealized appreciation (depreciation)	65,144	47,556	39,468	100,572	(163,533)
New realized gains (losses)	5,856	8,215	6,447	2,821	(26,480)
Provision for income tax (expense) benefit	(997)	(245)	157	68	1,705
GAAP net realized and unrealized gains (losses), net of taxes	**$70,003**	**$55,526**	**$46,072**	**$103,461**	**$(188,308)**
Less: Net realized and unrealized gains related to merger accounting adjustments	(33,396)	--	--	--	--
Adjusted net realized and unrealized gains (losses), net of taxes	***$36,607***	***$55,526***	***$46,072***	***$103,461***	***$(188,308)***
GAAP net increase/decrease in net assets resulting from operations	**$88,117**	**$65,544**	**$70,617**	**$120,231**	**$(165,467)**
Less: Interest income accretion related to merger accounting adjustments	(665)	--	--	--	--
Less: Net realized and unrealized gains related to merger accounting adjustments	(33,396)	--	--	--	--
Adjusted earnings (loss)	***$54,056***	***$65,544***	***$70,617***	***$120,231***	***$(165,467)***
PER SHARE DATA:					
GAAP total investment income	0.29	0.27	0.31	0.24	0.24
Adjusted total investment income	*0.28*	*0.27*	*0.31*	*0.24*	*0.24*
GAAP net investment income	0.12	0.07	0.17	0.12	0.16
Adjusted net investment income	*0.14*	*0.14*	*0.17*	*0.12*	*0.12*
GAAP net realized and unrealized gains (losses), net of taxes	0.48	0.39	0.33	0.73	(1.33)
Adjusted net realized and unrealized gains (losses), net of taxes	*0.25*	*0.39*	*0.33*	*0.73*	*(1.33)*
GAAP net increase/decrease in net assets resulting from operations	0.60	0.46	0.50	0.85	(1.17)
Adjusted earnings (loss)	*0.37*	*0.46*	*0.50*	*0.85*	*(1.17)*
Weighted average common shares outstanding	146,652	140,961	140,961	140,961	140,961
Shares outstanding, end of period	180,361	140,961	140,961	140,961	140,961

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Note: See page 20 for a description of the non-GAAP measures.

Non-GAAP Disclosures On March 19, 2021, the Company completed the Merger. The Merger was accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues ( ASC 805 ). The consideration paid to OCSI’s stockholders was allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than non-qualifying assets, which established a new cost basis for the acquired OCSI investments under ASC 805 that, in aggregate, was significantly lower than the historical cost basis of the acquired OCSI investments prior to the Merger. Additionally, immediately following the completion of the Merger, the acquired OCSI investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain with a corresponding reversal of the unrealized appreciation on disposition of such equity investments acquired. On March 19, 2021, in connection with the closing of the Merger, OCSL entered into an amended and restated investment advisory agreement (the “A&R Advisory Agreement”) with Oaktree Fund Advisors, LLC (the “Adviser”). The A&R Advisory Agreement amended and restated the existing investment advisory agreement, dated as of May 4, 2020, by and between the Company and the Adviser to (1) waive an aggregate of $6 million of base management fees otherwise payable to the Adviser in the two years following the closing of the Merger at a rate of $750,000 per quarter (with such amount appropriately prorated for any partial quarter) and (2) revise the calculation of the incentive fees to eliminate certain unintended consequences of the accounting treatment of the Merger on the incentive fees payable to the Adviser. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes Adjusted Total Investment Income , Adjusted Total Investment Income Per Share , Adjusted Net Investment Income and Adjusted Net Investment Income Per Share are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the accretion income resulting from the new cost basis of the OCSI investments acquired in the Merger because these amounts do not impact the fees payable to the Adviser under the A&R Advisory Agreement, and specifically as its relates to Adjusted Net Investment Income and Adjusted Net Investment Income Per Share , without giving effect to Part II incentive fees. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes”, “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes Per Share”, “Adjusted Earnings (Loss)” and “Adjusted Earnings (Loss) Per Share” are useful to investors as they exclude the non-cash income/gain resulting from the Merger and used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics align the Company's key financial measures with the calculation of incentive fees payable to the Adviser under with the A&R Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired OCSI investments established by ASC 805 that would have been to the benefit of the Adviser absent such exclusion). 20Non-GAAP Disclosures On March 19, 2021, the Company completed the Merger. The Merger was accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues ( ASC 805 ). The consideration paid to OCSI’s stockholders was allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than non-qualifying assets, which established a new cost basis for the acquired OCSI investments under ASC 805 that, in aggregate, was significantly lower than the historical cost basis of the acquired OCSI investments prior to the Merger. Additionally, immediately following the completion of the Merger, the acquired OCSI investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain with a corresponding reversal of the unrealized appreciation on disposition of such equity investments acquired. On March 19, 2021, in connection with the closing of the Merger, OCSL entered into an amended and restated investment advisory agreement (the “A&R Advisory Agreement”) with Oaktree Fund Advisors, LLC (the “Adviser”). The A&R Advisory Agreement amended and restated the existing investment advisory agreement, dated as of May 4, 2020, by and between the Company and the Adviser to (1) waive an aggregate of $6 million of base management fees otherwise payable to the Adviser in the two years following the closing of the Merger at a rate of $750,000 per quarter (with such amount appropriately prorated for any partial quarter) and (2) revise the calculation of the incentive fees to eliminate certain unintended consequences of the accounting treatment of the Merger on the incentive fees payable to the Adviser. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes Adjusted Total Investment Income , Adjusted Total Investment Income Per Share , Adjusted Net Investment Income and Adjusted Net Investment Income Per Share are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the accretion income resulting from the new cost basis of the OCSI investments acquired in the Merger because these amounts do not impact the fees payable to the Adviser under the A&R Advisory Agreement, and specifically as its relates to Adjusted Net Investment Income and Adjusted Net Investment Income Per Share , without giving effect to Part II incentive fees. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes”, “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes Per Share”, “Adjusted Earnings (Loss)” and “Adjusted Earnings (Loss) Per Share” are useful to investors as they exclude the non-cash income/gain resulting from the Merger and used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics align the Company's key financial measures with the calculation of incentive fees payable to the Adviser under with the A&R Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired OCSI investments established by ASC 805 that would have been to the benefit of the Adviser absent such exclusion). 20